SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: March 5, 2003


                               MKTG SERVICES, INC.
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               (Exact name of Registrant as specified in charter)


    Nevada                      0-16730                        88-0085608
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(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                 File No.)                   Identification No.)
incorporation)



                               333 Seventh Avenue
                            New York, New York 10001
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                  917/339-7100
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              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

On March 5, 2003, MKTG Services, Inc. (the "Company") was advised by Nasdaq that, following a hearing held on February 13, 2003 before a Nasdaq Listing Qualifications Panel (the "Panel"), a determination was made to continue the listing of the Company's securities on the Nasdaq SmallCap Market.

In so doing, the Panel found that the Company regained compliance with the Nasdaq bid price requirement and likewise regained compliance with the requirements relating to the market value of publicly held shares, the shareholders equity requirement, as well as all other requirements for continued listing on the Nasdaq SmallCap Market.

On or before March 14, 2003, the Company is required to make a confirmatory public filing with the Securities and Exchange Commission evidencing shareholders equity of at least $2,500,000. The Company intends to make the requisite filing to comply with this condition by filing, on or before March 14, 2003 under Form 8-K, a balance sheet evidencing the requisite shareholder equity.

In addition, the Company is required to file, on or before May 15, 2003, a quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2003 evidencing shareholders equity of at least $2,500,000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   N/A

         (b)   N/A

         (c) The following documents are filed herewith as exhibits to this Form 8-K:

         99.1  Press release of the Registrant dated March 6, 2003





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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized


                                             MKTG SERVICES, INC.
                                             (Registrant)


Date:  March 6, 2003                         By: /s/ J. Jeremy Barbera
                                                 -------------------------------
                                                     J. Jeremy Barbera
                                                     Chairman of the Board and
                                                      Chief Executive Officer


Date:  March 6, 2003                         By: /s/ Cindy H. Hill
                                                 -------------------------------
                                                     Cindy H. Hill
                                                     Chief Accounting Officer